Exhibit 21.1

Uniti Group Inc.
List of Subsidiaries
As of December 31, 2025

Name of Subsidiary	State/Country of Formation
American Telephone Company LLC	NY
ANS Connect, LLC*	GA
BOB, LLC*	IL
Broadview Networks of Virginia, LLC*	VA
Broadview Networks, LLC	NY
Business Telecom of Virginia, LLC*	VA
Business Telecom, LLC	NC
Cavalier Telephone Mid-Atlantic, L.L.C.	DE
Cavalier Telephone, L.L.C.*	VA
Choice One Communications of Connecticut, LLC*	DE
Choice One Communications of Maine, LLC*	DE
Choice One Communications of Massachusetts, LLC*	DE
Choice One Communications of New York, LLC	DE
Choice One Communications of Ohio, LLC*	DE
Choice One Communications of Pennsylvania, LLC	DE
Choice One Communications of Rhode Island, LLC*	DE
Choice One Communications of Vermont, LLC*	DE
Choice One Communications Resale, L.L.C.	DE
Choice One of New Hampshire, LLC*	DE
Cinergy Communications Company of Virginia, LLC*	VA
Connecticut Broadband, LLC*	CT
Contact Network, LLC*	AL
Conversent Communications of Connecticut, LLC*	CT
* denotes Guarantor

Conversent Communications of Maine, LLC*	ME
Conversent Communications of Massachusetts, LLC*	MA
Conversent Communications of New Hampshire, LLC*	NH
Conversent Communications of New Jersey, LLC	NJ
Conversent Communications of New York, LLC	NY
Conversent Communications of Rhode Island, LLC*	RI
CSL Alabama System, LLC*	DE
CSL Arkansas System, LLC*	DE
CSL Capital, LLC*	DE
CSL Florida System, LLC*	DE
CSL Georgia Realty, LLC*	DE
CSL Georgia System, LLC*	DE
CSL Iowa System, LLC*	DE
CSL Kentucky System, LLC*	DE
CSL Mississippi System, LLC*	DE
CSL Missouri System, LLC*	DE
CSL National GP, LLC*	DE
CSL National, LP*	DE
CSL New Mexico System, LLC*	DE
CSL North Carolina Realty GP, LLC*	DE
CSL North Carolina Realty, LP*	DE
CSL North Carolina System, LP*	DE
CSL Ohio System, LLC*	DE
CSL Oklahoma System, LLC*	DE
CSL Realty, LLC*	DE
CSL Tennessee Realty Partner, LLC*	DE
CSL Tennessee Realty, LLC*	DE
CSL Texas System, LLC*	DE
CTC Communications LLC	MA
* denotes Guarantor

CTC Communications of Virginia, LLC*	VA
D&E Communications, LLC*	DE
DeltaCom, LLC	AL
Georgia Windstream, LLC	DE
Hunt Brothers of Louisiana, L.L.C.	LA
Hunt Telecommunications, LLC*	LA
Information Transport Solutions, LLC*	AL
Integrated Data Systems, L.L.C.	LA
Intelliﬁber Networks, LLC	VA
Kinetic ABS AR LLC	DE
Kinetic ABS GA LLC	DE
Kinetic ABS Holdco LLC	DE
Kinetic ABS Issuer LLC	DE
Kinetic ABS IA LLC	DE
Kinetic ABS KY LLC	DE
Kinetic ABS NC LLC	DE
Kinetic ABS OH LLC	DE
Kinetic ABS OK LLC	DE
Kinetic ABS PA LLC	DE
Kinetic ABS Parent LLC	DE
Kinetic ABS TX LLC	DE
LDMI Telecommunications, LLC	MI
Lightship Telecom, LLC	DE
MassComm, LLC	NY
McLeodUSA Telecommunications Services, L.L.C.	IA
Network Telephone, LLC	FL
New Uniti HoldCo LP	DE
New Windstream Midco, LLC	DE
New Windstream Topco, LLC	DE
* denotes Guarantor

Nexus Systems, LLC*	LA
Nexus Wireless, L.L.C.	LA
Oklahoma Windstream, LLC*	OK
PaeTec Communications of Virginia, LLC*	VA
PaeTec Communications, LLC	DE
PAETEC iTel, L.L.C.*	NC
PaeTec, LLC*	DE
PEG Bandwidth DC, LLC*	DE
PEG Bandwidth DE, LLC*	DE
PEG Bandwidth LA, LLC*	DE
PEG Bandwidth MA, LLC*	DE
PEG Bandwidth MD, LLC*	DE
PEG Bandwidth MS, LLC*	DE
PEG Bandwidth NJ, LLC*	DE
PEG Bandwidth NY Telephone Corp.*	NY
PEG Bandwidth PA, LLC*	DE
PEG Bandwidth TX, LLC*	DE
PEG Bandwidth VA, LLC*	DE
RPAG, LLC	DE
Southern Light, LLC*	AL
Talk America of Virginia, LLC*	VA
Talk America Services, LLC	DE
Teleview, LLC*	GA
Texas Windstream, LLC*	TX
The Other Phone Company, LLC	FL
Uniti Dark Fiber LLC*	DE
Uniti Fiber 2020 LLC*	DE
Uniti Fiber ABS Holdco LLC	DE
Uniti Fiber ABS Issuer LLC	DE
* denotes Guarantor

Uniti Fiber ABS Parent LLC	DE
Uniti Fiber GulfCo LLC	DE
Uniti Fiber Holdings Inc.*	DE
Uniti Fiber LLC*	DE
Uniti Fiber TRS AssetCo LLC	DE
Uniti Fiber TRS Holdco LLC	DE
Uniti Fiber TRS Issuer LLC	DE
Uniti Fiber TRS LLC	DE
Uniti Group Finance 2019 Inc.*	DE
Uniti Group Finance LLC*	DE
Uniti Group Holdco LLC*	DE
Uniti Group LLC*	DE
Uniti Holdings GP LLC	DE
Uniti Holdings LP*	DE
Uniti Kinetic Fiber LLC*	DE
Uniti Leasing LLC*	DE
Uniti Leasing X LLC*	DE
Uniti Leasing XI LLC*	DE
Uniti Leasing XII LLC*	DE
Uniti National LLC*	DE
Uniti New Holdings LLC	DE
Uniti QRS Holdings GP LLC	DE
Uniti QRS Holdings LP*	DE
Uniti Services LLC	DE
US LEC Communications LLC	NC
US LEC of Alabama LLC*	NC
US LEC of Florida LLC*	NC
US LEC of Georgia LLC	DE
US LEC of Maryland LLC	NC
* denotes Guarantor

US LEC of North Carolina LLC	NC
US LEC of Pennsylvania LLC	NC
US LEC of South Carolina LLC*	DE
US LEC of Tennessee LLC*	DE
US LEC of Virginia LLC*	DE
US Xchange of Illinois, L.L.C.*	DE
US Xchange of Indiana, L.L.C.	DE
US Xchange of Michigan, L.L.C.*	DE
US Xchange of Wisconsin, L.L.C.*	DE
US Xchange, LLC*	DE
Valor Telecommunications of Texas, LLC*	DE
WE UC SOLUTIONS LIMITED	IRELAND
Windstream Accucomm Telecommunications, LLC	GA
Windstream Alabama, LLC*	AL
Windstream Arkansas, LLC*	DE
Windstream Buffalo Valley, LLC	PA
Windstream Cavalier, LLC*	DE
Windstream Communications Kerrville, LLC*	TX
Windstream Communications Telecom, LLC*	TX
Windstream Communications, LLC	DE
Windstream Concord Telephone, LLC	NC
Windstream Conestoga, LLC	PA
Windstream D&E Systems, LLC	DE
Windstream D&E, LLC	PA
Windstream Eagle Services, LLC*	DE
Windstream East Texas, LLC*	TX
Windstream EN-TEL, LLC*	MN
Windstream Enterprise Holdings, LLC*	DE
Windstream Escrow Finance Corp.*	DE
* denotes Guarantor

Windstream FiberNet, LLC	DE
Windstream Florida, LLC	FL
Windstream Georgia Communications, LLC	GA
Windstream Georgia Telephone, LLC	GA
Windstream Georgia, LLC	GA
Windstream Intellectual Property Services, LLC*	DE
Windstream Iowa Communications, LLC*	DE
Windstream Iowa-Comm, LLC*	IA
Windstream IT-Comm, LLC	IA
Windstream KDL, LLC	KY
Windstream KDL-VA, LLC*	VA
Windstream Kentucky East, LLC	DE
Windstream Kentucky West, LLC	KY
Windstream Lakedale Link, LLC*	MN
Windstream Lakedale, LLC*	MN
Windstream Lexcom Communications, LLC	NC
Windstream Lexcom Entertainment, LLC*	NC
Windstream Long Distance, LLC*	DE
Windstream Mississippi, LLC	DE
Windstream Missouri, LLC	DE
Windstream Montezuma, LLC*	IA
Windstream Nebraska, LLC	DE
Windstream New Edge, LLC	DE
Windstream New York, LLC	NY
Windstream Norlight, LLC	KY
Windstream North Carolina, LLC	NC
Windstream NorthStar, LLC*	MN
Windstream NTI, LLC	WI
Windstream NuVox Arkansas, LLC*	DE
* denotes Guarantor

Windstream NuVox Illinois, LLC*	DE
Windstream NuVox Indiana, LLC*	DE
Windstream NuVox Kansas, LLC*	DE
Windstream NuVox Missouri, LLC	DE
Windstream NuVox Ohio, LLC	DE
Windstream NuVox Oklahoma, LLC*	DE
Windstream NuVox, LLC	DE
Windstream of the Midwest, LLC	NE
Windstream Ohio, LLC	OH
Windstream Oklahoma, LLC*	DE
Windstream Pennsylvania, LLC	DE
Windstream South Carolina, LLC*	SC
Windstream Standard, LLC	GA
Windstream Supply, LLC*	OH
Windstream Western Reserve, LLC	OH

* denotes Guarantor